Exhibit 10.3

FORM OF LOCK-UP AGREEMENT

_____________, 2026

Re:	Business Combination Agreement, dated as of July 22, 2026 (the “BCA”), by and among First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), Westin Acquisition Corp., a Cayman Islands exempted company (“Parent,” and after deregistration from the Register of Companies in the Cayman Islands and subsequent domestication into the State of Delaware, “PubCo”), and First Choice Acquisition, Inc., a Delaware corporation (“Merger Sub”).

Ladies and Gentlemen:

Capitalized terms used herein and not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the BCA.1

In connection with, and as a material inducement to the parties to the Business Combination Agreement to enter into and consummate the transaction contemplated thereby (the “Transactions”), the undersigned irrevocably agrees with PubCo that, during the Restriction Period, the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, Restricted Shares (as defined below). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For the purposes of this Letter Agreement, “Restricted Shares” means all shares of PubCo Common Stock issued to the undersigned in the Transactions and including, in the case of the Founder in the event of a conversion of any shares of PubCo Class B Ordinary Shares into shares of PubCo Class A Common Stock, Founder’s Ordinary Class A shares of PubCo Class A Common Stock; provided, however, that Restricted Shares shall not include: any shares of PubCo Class A Common Stock issued in exchange for shares initially issued as part of the units sold in Parent’s initial public offering (the “Public Shares”)

For purposes of this Letter Agreement, “Restriction Period” means the period beginning on the Closing Date and ending on the earliest of (x) the date that is six (6) months after the Closing; (y) the date on which the last reported closing sale price of the PubCo Class A Common Stock has equaled or exceeded $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for thirty (30) consecutive trading days beginning twelve (12) months after the Closing; and (z) the date on which PubCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of PubCo’s stockholders having the right to exchange their shares of PubCo Class A Common Stock for cash, securities or other property.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Restricted Shares, provided that (1) PubCo receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

(a)	as a bona fide gift or gifts;

(b)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(c)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or immediate family of the undersigned;

(d)	if the undersigned if a corporation, partnership, limited liability company, trust or other business entity (i) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (ii) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

(e)	if the undersigned is a trust, to the beneficiary of such trust;

(f)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

(g)	of securities purchased in open market transactions after the Closing Date;

(h)	of securities to a charity or educational institution;

(i)	the transfer of securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Restriction Period, and provided further that any filing under Section 13 of the Exchange Act that is required to be made during the Restriction Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law; and provided further that competent legal counsel for PubCo shall have first advised that such transfer is a mandatory and not voluntary transfer; or

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(j)	the transfer of securities pursuant to a bona fide third party tender offer, merger, consolidation, or other similar transaction made to all holders of the securities involving a Change of Control (as defined below) of PubCo after the Closing and approved by PubCo’s board of directors; provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the securities owned by the undersigned shall remain subject to the restrictions contained in this lock-up agreement. For purposes of this clause (j), Change of Control shall mean the consummation of any bond fide third party tender offer, merger, amalgamation, consolidation, or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or a group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting shares of PubCo.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of PubCo Class A Common Stock to the undersigned upon (i) exercise any options granted under any employee benefit plan of PubCo; provided that any shares of PubCo Class A Common Stock or Restricted Shares acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants; provided that such shares of PubCo Class A Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement. Notwithstanding the foregoing, this Letter Agreement shall not restrict the transfer or withholding of securities or any securities convertible into securities to PubCo upon a vesting event of PubCo’s securities or upon the exercise of options to purchase PubCo’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with such vesting or exercise provided that if the undersigned is required to file a report under Section 13 of the Exchange Act reporting a reduction in beneficial ownership of securities during the Restriction Period, the undersigned shall include a statement in such schedule or report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise.

Notwithstanding the foregoing, after six (6) months, the undersigned, may sell, transfer or otherwise dispose of up to ten percent (10%) of the Restricted Shares held by the undersigned (determined as of the Closing) in any thirty (30) consecutive calendar day period (a “Permitted Leakout”); provided that such sales are effected through ordinary brokerage transactions on any national securities exchange on which the PubCo Class A Common Stock is then listed.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the parties to the Business Combination Agreement to enter into and consummate the Transactions and PubCo shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the consummation of the Transactions.

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This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of PubCo and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware does not have jurisdiction, a federal court sitting in Wilmington, Delaware) (or any appellate courts thereof), for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to PubCo at the address in effect for notices to it under the Business Combination Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Restricted Shares and any such successor or assign shall enter into a similar agreement for the benefit of PubCo.

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

Sponsor:

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Fist Choice Healthcare Solutions, Inc. Stockholders

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(Signature page to the Lock-up Agreement)